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                                                             Exhibit 99(j)(1)


                              CONSENT OF COUNSEL

We hereby consent to the use of our name and to the reference to our firm under the caption "Trust Counsel" included in or made a part of Post-Effective Amendment No. 20 to the Registration Statement of J.P. Morgan Fleming Mutual Fund Group, Inc. on Form N-1A (Nos. 333-25803 and 811-08189) under the Securities Act of 1933, as amended.

                                                     /s/ Ropes & Gray LLP

                                                     ROPES & GRAY LLP

Washington, D.C.
April 24, 2006